EXHIBIT 10.11

GUARANTEE

THIS GUARANTEE made as of July 30, 2008, by Fernando O. Leonzo and Jose Mario Ortega, referred to as the “Undersigned” or “Guarantor” in favor of DGR Investments, LLC, a New Jersey Limited Liability Company, with offices at 4301-4315 Tonnelle Avenue, North Bergen, New Jersey, 07047 (hereinafter referred to as “DGR”).

W I T N E S S E T H:

WHEREAS, Presto Food & Beverage, Inc., (hereinafter referred to as the “Borrower” or “Debtor” is or will be obligated to DGR under any number of documents, agreements and instruments (hereinafter referred to as the “Loan Documents”) requiring the payment of principal, interest and other sums as well as the performance of obligations as more specifically set forth therein (hereinafter referred to as the “Obligations”); and

WHEREAS, the Undersigned acknowledge that DGR would not have made nor would it make extensions of credit to the Borrower without the Undersigned guaranteeing, absolutely and unconditionally, the payment and performance of all Obligations of the Borrower owed or due to DGR, that this guarantee is a material inducement for DGR to make extensions of credit to the Borrower, and that the Undersigned will benefit from DGR making extensions of credit to the Borrower.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the Undersigned hereby agrees as follows:

1.

Each Guarantor hereby absolutely, unconditionally, irrevocably, and without limitation guarantees to DGR the prompt and full payment and other performance of all of the Obligations when each of such Obligations is due, whether at a specific due date, at the stated maturity, by acceleration or otherwise.  The agreements and obligations of each Guarantor under this Guarantee shall be continuing and shall remain in full force and effect until all of the Borrower’s Obligations to DGR have been satisfied in full.  The term Obligations includes, in addition to Obligations as defined in the Loan Documents, all loans, advances, extensions of credit, debts, liabilities, obligations, payments, guaranties, covenants and duties owing by the Borrower to DGR , of any kind and description, direct or indirect, secured or unsecured, joint or several, voluntary or involuntary, absolute or contingent, due or to become due, now existing or hereafter arising, whether requiring the payment of money or the performance of acts, whether presently contemplated or not, and whether or not arising out of or related to extensions of credit made pursuant to the Loan Documents.

2.

The agreements and obligations of each Guarantor under this Guarantee shall be absolute, unconditional and irrevocable, irrespective, by way of example only, of the validity, legality or enforceability of the Loan Documents or any other document, in whole or in part, or of the existence, value or condition of any collateral or other security for any or all of the Obligations, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

3.

The guarantee is a primary obligation of the Guarantor.  DGR shall be under no obligation to proceed against the Borrower before proceeding directly against any Guarantor.  DGR shall be under no obligation to proceed against any or all collateral heretofore or hereafter given or granted to DGR to secure payment or performance of the Obligations before proceeding directly against any Guarantor.

4.

DGR may have received or may hereafter receive an interest or lien in collateral as security for the Obligations of the Borrower.  However, DGR shall not be required to proceed against the collateral before enforcing this Guarantee.  In the event of a default, the Guarantor grants to DGR full power, in its absolute and uncontrolled discretion and without notice to the Guarantor, to deal in any manner with the Obligations and the collateral, including, but without limiting the generality of the foregoing, the following powers: (a) to consent to the substitution, exchange, or release of all or any part of the collateral, whether or not other collateral, other property or payment, if any, received by DGR upon such substitution, exchange or release of all or any part of the collateral, whether or not other collateral, other property or payment, if any, received by DGR upon such substitution, exchange or release shall be of the same or different character or value than the collateral so substituted, exchanged or released; (b) in the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Obligations, or in the event of default in the performance of any Obligation, to realize on the collateral or any part thereof, as a whole or in such parcels or sub-divided interests or parts as DGR may elect, at any public or private sale or sales, without demand, advertisement or notice of the time or place of sale or any adjournment thereof, each Guarantor hereby waiving any such demand, advertisement and notice to the fullest extent permitted by law, or by foreclosure or otherwise , all as DGR in its absolute and uncontrolled discretion may deem proper, and to purchase all or any part of the collateral for its own account at any such sale or foreclosure.  The Undersigned shall have no right of subrogation whatsoever with respect to the Obligations or the collateral unless and until DGR shall have received full payment and performance of all the Obligations.  Unless and until the obligations are repaid in full, the obligations of the Guarantor hereunder, and the rights of DGR in the collateral, shall not be released, discharged or in any way affected, nor shall the Guarantor have any rights or defenses against DGR by reason of the fact that any of the collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way, nor by reason of the fact of the value or change therein of any of the collateral at any time, nor by reason of DGR taking or failing to take any action with respect to the collateral including, but not limited to, preserving or protecting same, or perfecting or maintaining perfection of any security interest or lien therein, nor by reason of the financial condition of the Borrower or any other party.

5.

Except as otherwise expressly set forth in this section, each Guarantor hereby waives any and all notice of any kind or nature including, but not limited to, the creation, renewal, extension or accrual of any of the Obligations; notice of or proof of reliance by DGR upon this Guarantee or acceptance of this Guarantee; presentment for payment, demand, notice of non-payment, notice of protest, protest, default by the Borrower of its Obligations to DGR or of the Loan Documents, and all other notices to which guarantors might otherwise be entitled, or which might be required by law and required to be given by DGR.  Each Guarantor hereby waives any right to seek from any court or authority the posting of a bond or security prior to the exercise by DGR of any remedy described herein or in the Loan Documents, the benefit of all valuation, appraisement and exemption laws, and any right to demand or to have any marshaling of assets upon any power of sale granted herein or by the Loan Documents or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Guarantee.

6.

DGR may, without notice to or consent from any Guarantor (a) extend the time for payment or otherwise modify the terms of payment or performance of any Obligation guaranteed hereby; (b) release, settle or compromise with any other Guarantor; (c) exercise or refrain from exercising any rights with respect to the Borrower, any Guarantor or any collateral; (d) apply any sums received by DGR in connection with the Obligations in such manner as shall be determined by DGR; and (e) take or refrain from taking any action authorized by the Loan Documents or by law.

7.

Any one or more of the following acts or occurrences shall constitute an Event of Default under this Guarantee: (a) any representation or warranty made by or on behalf of any Guarantor, or in any report, certificate, financial statement or other instrument furnished to DGR in connection with this guarantee or the Loan Documents shall prove to be inaccurate, false or misleading in any material respect as of the date with respect to which it was made or deemed to be made; (b) if any Guarantor shall have failed to pay or discharge the Obligations guaranteed hereby after the Borrower shall have defaulted under the terms of the Loan Documents and such default shall continue beyond any cure period prescribed herein; (c) the Borrower or any Guarantor shall have failed to duly observe or perform any covenant, condition or agreement on the part of the borrower or such Guarantor to be observed or performed pursuant to the terms of the Loan Documents beyond any applicable cure period; (d) if an Event of Default as defined in the Loan Documents shall occur and continue beyond any applicable cure period prescribed therein; or (e) if any Guarantor shall fail to comply with any material agreement or covenant of such Guarantor under the provisions of this Guarantee.  The obligations of the Undersigned hereunder shall not be released, discharged or impaired or otherwise affected by any circumstance or condition whatsoever which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full of all of the Obligations) including, but not limited to, any occurrence, circumstance, happening or event whatsoever, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense, release or discharge, including the release or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the Borrower or such Guarantor.

8.

Each Guarantor represents and warrants that all financial statements, including tax returns,  heretofore delivered by such Guarantor to DGR, if any, (i) are true, correct and complete in all material respects, fairly represents said Guarantor’s financial condition as of the date thereof, and no material adverse change has occurred in said Guarantor’s financial condition reflected therein since the date (s) thereof, and (ii) no information has been omitted which would make the information previously furnished to such reports and financial statements misleading or incorrect in any material respect.  Each Guarantor agrees to promptly notify DGR in wiring of the occurrence of any material adverse change in such Guarantor’s financial condition.  Each Guarantor agrees to provide to DGR such financial information, data and documents as may be requested from time to time by DGR.

9.

Except as provided on Schedule A hereto, Each Guarantor represents and warrants that neither the execution and delivery of this Guarantee nor any other document, agreement, certificate or instrument to which such Guarantor is a party or by which such Guarantor is bound in connection with the Obligations, nor the consummation of the transactions contemplated hereunder or thereunder or the compliance with or performance of the terms and conditions herein or therein, will result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of said Guarantor, except as permitted in or anticipated by this Guarantee, or is prevented by, limited by, conflicts with or will result in the breach or violation of, or a default under, the terms, conditions or provisions of (i) any indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument of whatever nature to which such Guarantor is a party or by which such Guarantor is bound, or (ii) any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or governmental authority to which said Guarantor is subject.

10.

Each Guarantor represents and warrants that such Guarantor is not a party to any action, suit, proceeding, inquiry, hearing or investigation pending, or within the best of its knowledge, after due inquiry and investigation, threatened, in any court of law or in equity, or before or by any governmental authority wherein there is a reasonable probability that an unfavorable determination, decision, decree, ruling or finding would (i) result in any material adverse change in the business, assets, liabilities, financial condition, properties or operations of such Guarantor, (ii) materially adversely affect the transactions contemplated by this Guarantee and its ability to perform its respective obligations hereunder, or (iii) adversely affect the validity or enforceability of this Guarantee.  Each Guarantor represents and warrants that to the best of its knowledge, after due inquiry and investigation, it is not in violation of or default with respect to any order, writ, injunction, decree or demand of any such court or governmental authority.

11.

Each Guarantor represents and warrants that (i) the assumption by such Guarantor of the obligations hereunder will result in material benefits to such Guarantor, and (ii) this Guarantee constitutes a legal, valid and binding obligation on the part of such Guarantor, enforceable against it in accordance with its terms, subject, as to enforcement of remedies only, to any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application at the time in effect and general principles of equity.

12.

Each Guarantor represents and warrants that such Guarantor has duly filed or caused to be filed all federal and state tax returns which are required to be filed and has paid or made adequate provision of the payment of all taxes, assessments, fees and other governmental charges which have become due pursuant to said returns or otherwise pursuant to any assessment.

13.

Each Guarantor represents and warrants that (i) to the best of such Guarantor’s knowledge such Guarantor is not in violation of or default in any material respect with regard to any applicable laws and/or regulations which materially and adversely affect such Guarantor’s business, financial condition, property or operations, and (ii) such Guarantor is not in violation of or default in any material respect under any indenture, evidence of indebtedness, loan or financing agreement or other agreement or instrument of whatever nature to which such Guarantor is party or by which it is bound, a default under which might have consequences that would materially affect such Guarantor’s business, financial condition, properties or operations.

14.

Each Guarantor’s liability hereunder shall in no way be affected diminished or released by (i) any amendment, change or modification of the provisions of the Loan Documents, (ii) any extensions of time for performance required thereby, (iii)

the release of the Borrower from performance or observation of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by DGR or by operation of law, whether made with or without notice to said Guarantor, (iv) acceptance by DGR of additional security or any increase, substitution, change or release of any security, (v) waiver by DGR of any of its rights under the Loan Documents or (vi) any actions taken or not taken by DGR.

15.

If not prohibited by any applicable law, the Undersigned agrees to pay reasonable attorney’s fees, other costs, and charges necessary for the enforcement of the terms, conditions and intent of this Guarantee.

16.

No modification, amendment or waiver of any provision of this Guarantee, nor consent to any departure by any Guarantor from the terms hereof, shall in any event be effective unless the same shall be in writing and signed by the party granting such modification, amendment or waiver, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in the same circumstances.

17.

Neither any failure nor any delay on the part of DGR in exercising any right, power or privilege under this Guarantee shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

18.

This Guarantee may be assigned by DGR without any notice to or consent from any Guarantor.

19.

THE UNDERSIGNED EXPRESSLY WAIVES THE RIGHT TO A JURY TRIAL ALL ISSUES SO TRIABLE; CONSENTS TO AND CONFERS PERSONAL JURISDICTION OVER SUCH PARTY ON THE COURTS OF THE STATE OF NEW JERSEY AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY; EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH STATE COURTS; EXPRESSLY WAIVES ANY RIGHT OF REMOVAL FROM SUCH STATE COURTS; AND AGREES THAT ANY ACTION ARISING FROM THIS AGREEMENT OR ANY TRANSACTION HEREUNDER MUST BE BROUGHT ONLY IN THE STATE OF NEW JERSEY.

20.

If this Guarantee is signed by more than one party, the word “Guarantor” or “Undersigned”, as used herein, shall be deemed to refer to each of them individually, and their liability hereunder shall be joint and several   References to the singular or plural, or to the masculine, feminine, or neuter, shall be deemed to include the other where appropriate.

21.

Any notice to any Guarantor and DGR shall be conclusively deemed to have been received by and to be effective on the date on which personally delivered to it at the following address:

(a) if to Guarantor, to the following address:

Jose Mario Ortega

1526 Blue Meadow Road

Potomac, Maryland 20854

Fernando O. Leonzo

20 Lindberg Lane

New City, New York 10956

(b)

if to DGR Investments, LLC, to the following address:

4301-4315 Tonnelle Avenue,

North Bergen, NJ 07047

Attn:  Richard Huang

(or such other address as shall be furnished to the other party by written notice) or, if sent by registered or certified mail, return receipt requested, on the third business day after the day on which mailed to said address.  For purposes of this provision, if there is more than one Guarantor, notice served on one Guarantor shall be sufficient notice to all Guarantors.

22.

All covenants, agreements, representations and warranties made herein shall continue in full force and effect so long as any part of the Obligations, of Borrower is outstanding.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors, assigns, heirs, executors, administrators and representatives of such party,; and all covenants, promises and agreements by or on behalf of a Guarantor which are contained in this Agreement shall bind the successors, assigns, heirs, executors, administrators and representatives of each and shall inure to the benefit of DGR, its successors and assigns.

23.

This Guarantee shall be construed in accordance with and governed by the laws of the State of New Jersey and irrespective of any conflicts of laws.

24.

The Undersigned agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further documents and instruments as may reasonably be required for carrying out the intention of or facilitating the performance of this Guarantee.

25.

In the event any provision of this Guarantee shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof or thereof.

26.

This Guarantee may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this document as of the day and year first above written

WITNESS:

/s/ [illegible]____________

/s/____ Fernando O. Leonzo _____

Fernando O. Leonzo

/s/ [illegible]__________________

/s/__ Jose Mario Ortega _____

Jose Mario Ortega